Exhibit 99.1
Press Release

AVIS BUDGET GROUP OBTAINS COMMITMENT
FOR APPROXIMATELY $325 MILLION IN LEASE FINANCING

PARSIPPANY, N.J., May 26, 2009 – Avis Budget Group, Inc. (NYSE: CAR) announced today that it has obtained commitments for approximately $325 million of operating lease financing for vehicles it plans to add to its U.S. car rental fleet over the next four months.

"This transaction represents another important step in the evolution and expansion of our fleet financing to reflect the changes that have occurred in the credit markets," said David B. Wyshner, Avis Budget Group Executive Vice President and Chief Financial Officer.  "With this financing, we are not only obtaining additional liquidity at competitive rates; we are also executing against a funding strategy that anticipates a rebound in car rental demand in 2010."

Forward-Looking Statements
Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate", "forecast" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts.  Any statements that refer to expectations or other characterizations of future events, circumstances or results, including all statements related to 2009, are forward-looking statements.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to, a weaker-than-anticipated economic environment, the high level of competition in the vehicle rental industry, greater-than-expected cost increases for new vehicles, disposition of vehicles not covered by manufacturer repurchase programs, the financial condition of the manufacturers of our cars, including Chrysler, which has filed for Chapter 11 bankruptcy protection, and General Motors, which has been given until June by the Treasury Department to work out a restructuring plan, a greater-than-anticipated downturn in airline passenger traffic, an occurrence or threat of terrorism, our ability to obtain financing for our operations, including the funding of our vehicle fleet via the asset-backed securities market, including our ability to issue debt under the TALF program and the financial condition of financial-guaranty firms that have insured a portion of our outstanding vehicle-backed debt, higher-than-expected fuel costs, fluctuations related to the mark-to-market of derivatives which hedge our exposure to exchange rates, interest rates and fuel costs, the Company’s ability to meet or amend financial covenants associated with its borrowings and the Company’s ability to accurately estimate its future results and implement its strategy for cost savings and growth, particularly in the current environment.  Other unknown or unpredictable factors also could have material adverse effects on Avis Budget Group’s performance or achievements.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release.  Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Avis Budget Group's Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 included under headings such as "Forward-Looking Statements", "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" and in other filings and furnishings made by the company with the SEC from time to time.  Except for the Company's ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

About Avis Budget Group, Inc.
Avis Budget Group is a leading provider of vehicle rental services, with operations in more than 70 countries. Through its Avis and Budget brands, the company is the leading general-use vehicle rental company in each of North America, Australia, New Zealand and certain other regions based on published airport statistics.  Avis Budget Group is headquartered in Parsippany, N.J. and has more than 26,000 employees.  For more information about Avis Budget Group, visit www.avisbudgetgroup.com.

Media Contact                                                               Investor Contact
John Barrows                                                                 David Crowther
(973) 496-7865                                                                (973) 496-7277